VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET
VESSELS AND EQUIPMENT, NET

(in thousands of $)	2016	2015
Cost	2,154,994	1,964,852
Accumulated depreciation	417,825	323,535
Vessels and equipment, net	1,737,169	1,641,317

During 2016, the Company took delivery of two newbuilding container vessels at an aggregate cost of $195.0 million. During 2015, the Company took delivery of eight second-hand dry bulk carriers at an aggregate cost of $272.0 million and three newbuilding container vessels at an aggregate cost of $270.7 million.

An impairment charge of $4.8 million was recorded against the carrying value of one container vessel in the year ended December 31, 2016. In the year ended December 31, 2015, an impairment charge of $29.2 million was recorded against the carrying value of two container vessels.

Depreciation expense was $94.3 million for the year ended December 31, 2016 (2015: $78.1 million; 2014: $67.4 million).